Stock Option Plan	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Stock Option Plan

Under the 2008 Incentive Stock Option Plan (“Plan”), the Company's Board of Directors may grant certain key employees incentive stock options to purchase shares of the Company's common stock. As of December 31, 2012, of the 50,000 shares authorized for option grants under the Plan, 31,000 shares remain available for future option grants. The Company's 1998 Incentive Stock Option Plan expired in 2008. As of December 31, 2012, there were no remaining options granted under the 1998 Plan outstanding as the last of these options expired December 18, 2012.

The exercise price of the options under the Plan is equal to the market price of the stock at the date of grant; therefore, the intrinsic value of the options at the date of the grant is $0. All options have a one year requisite service period and vest after one year. Options granted prior to 2012 have a five year contractual term, options issued in 2012 have a seven year contractual term. There were 6,000 options granted in 2012 and 3,000 options granted in 2011. The compensation cost charged against income for the 2008 Plan was $8 thousand for 2012 and $9 thousand for 2011, respectively.

The fair value of each option award is estimated on the date of grant using a Black-Scholes based option valuation model. The estimated weighted average grant date fair values for options granted during 2012 and 2011 and the weighted average assumptions used are presented in the following table:

	2012	2011
Fair value per share	$2.06	$5.20
Expected volatility	26.05%	52.18%
Expected dividends	5.10%	5.10%
Risk free interest rate	0.33%	0.97%
Expected term (in years)	2.63	3.00
Vesting periods (in years)	1.00	1.00

Expected volatilities are based on historical volatilities of the market value of the Company's stock, and, possibly, other factors. The Company uses historical data to estimate option exercise and employee termination within the valuation model. The expected term of options granted is estimated from past exercise activity, and represents the period of time that granted options are expected to be outstanding. The risk free interest rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant. The expected dividend rate is estimated by annualizing the last dividend paid divided by the closing price of the Company's stock on the grant date of the option.

The following summarizes the option activity under the 2008 Plan and prior plan for the year ended December 31, 2012:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Period End Aggregate Intrinsic Value
Outstanding at January 1, 2012	14,000	$18.84
Granted	6,000	19.60
Exercised	(700)	17.15
Forfeited/Expired	(7,500)	18.78
Outstanding at December 31, 2012	11,800	19.36	4.65	—
Exercisable at December 31, 2012	5,800	19.12	2.38	—

Proceeds of $12 thousand were received from the exercise of options for 700 shares at $17.15 per share during 2012. Proceeds of $26 thousand were received from the exercise of options for 1,500 shares at $17.15 per share during 2011. The total intrinsic value of the options exercised was $1 thousand and $3 thousand for 2012 and 2011, respectively.

As of December 31, 2012, there was $10 thousand of unrecognized compensation cost related to unvested stock options granted under the Plan which will be recognized in 2013.